UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02739

Name of Fund:  BlackRock Basic Value Fund, Inc.

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Basic Value Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2019

Date of reporting period: 12/31/2018

Item 1 – Report to Stockholders

DECEMBER 31, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Basic Value Fund, Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call 1-800-441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2018, concerns about a variety of political risks and a modest slowdown in global growth worked against the equity market despite solid corporate earnings, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, bonds held their value better than stocks, which posted negative returns across the globe. Shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased. This led to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession. However, given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds posted flat returns, and high-yield bonds declined slightly. Recent sell-offs in risk assets have flattened asset returns along the risk spectrum somewhat, which bears further scrutiny in the months ahead.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. By our estimation, the Fed’s neutral interest rate, or the theoretical rate that is neither stimulative nor restrictive to the economy, is approximately 3.0%. With that perspective, the Fed’s current policy is still mildly stimulative to the U.S. economy, which leaves room for further Fed rate hikes to arrive at monetary policy that is a neutral factor for economic growth.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. This was accompanied by a broad based risk-off in December — which was the worst December performance on record since 1931. Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low.

Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward tradeoff. Going into 2019, we also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(6.85)%	(4.38)%
U.S. small cap equities (Russell 2000® Index)	(17.35)	(11.01)
International equities (MSCI Europe, Australasia, Far East Index)	(11.35)	(13.79)
Emerging market equities (MSCI Emerging Markets Index)	(8.48)	(14.57)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.06	1.87
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	2.72	(0.03)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.65	0.01
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	1.36
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.24)	(2.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2018	BlackRock Basic Value Fund, Inc.

Investment Objective

BlackRock Basic Value Fund, Inc.‘s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income by investing in securities, primarily equity securities, that management of the Fund believes are undervalued and therefore represent basic investment value.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended December 31, 2018, the Fund underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

The largest detractor from the Fund’s relative performance over the period was stock selection in the financials sector. In particular, positions in the banking and insurance industries were notably weak. Stock selection in consumer staples also weighed on relative performance, with particularly poor results from positions in the food products and beverages industry groups. Finally, although overweight exposure to health care stocks added to relative returns, stock selection within the sector detracted, especially because of overweight positions in health care services and medical device stocks.

The largest contributor to the Fund’s relative performance was stock selection in the communication services sector. Notably within the sector, positioning in the wireless telecommunication services (“telecom”) and diversified telecom industry groups contributed positively. Stock selection in information technology also added value, particularly in the communications equipment and semiconductors industries. Finally, an underweight exposure to the consumer discretionary sector contribute to relative returns.

Describe recent portfolio activity.

During the period, a combination of market movement and trading activity increased the Fund’s allocation to the communication services and consumer staples sectors modestly, while the Fund’s sector weights in financials and energy declined.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Value Index, the Fund ended the period with overweight exposure to health care, communication services, consumer staples and utilities sectors. The Fund maintained underweight exposure to the real estate, industrial, consumer discretionary, industrials and financials sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2018 (continued)	BlackRock Basic Value Fund, Inc.

Performance Summary for the Period Ended December 31, 2018

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/ sales charge
Institutional	(7.97)%	(7.69)%	N/A	4.24%	N/A	10.82%	N/A
Investor A	(8.11)	(7.93)	(12.77)%	3.95	2.84%	10.51	9.91%
Investor C	(8.47)	(8.67)	(9.37)	3.13	3.13	9.63	9.63
Class K	(7.93)	(7.58)	N/A	4.33	N/A	10.87	N/A
Class R	(8.28)	(8.24)	N/A	3.61	N/A	10.13	N/A
Russell 1000® Value Index(c)	(6.69)	(8.27)	N/A	5.95	N/A	11.18	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The Fund invests primarily in equity securities that Fund management believes are undervalued, which means that their prices are less than Fund management believes they are worth.
(c)	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period(a)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$920.30	$2.59	$1,000.00	$1,022.51	$2.73	0.54%
Investor A	1,000.00	918.90	3.94	1,000.00	1,021.10	4.15	0.81
Investor C	1,000.00	915.30	7.77	1,000.00	1,017.09	8.19	1.61
Class K	1,000.00	920.70	2.16	1,000.00	1,022.95	2.28	0.45
Class R	1,000.00	917.20	5.50	1,000.00	1,019.46	5.80	1.14

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Pfizer, Inc.	5%
Cisco Systems, Inc.	5
Verizon Communications, Inc.	4
JPMorgan Chase & Co.	4
Wells Fargo & Co.	4
BlackRock Liquidity Funds, T-Fund, Institutional Class	3
QUALCOMM, Inc.	3
Zimmer Biomet Holdings, Inc.	3
Novartis AG — ADR	3
Molson Coors Brewing Co., Class B	3

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	21%
Health Care	20
Communication Services	11
Information Technology	10
Energy	9
Consumer Staples	9
Utilities	7
Industrials	5
Materials	3
Consumer Discretionary	2
Short-Term Securities	4
Liabilities in Excess of Other Assets	(1)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub- classifications for reporting ease.

F U N D S U M M A R Y	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K February 4, 2015 inception date is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntary agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2018 and held through December 31, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) December 31, 2018	BlackRock Basic Value Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 96.8%

Auto Components — 0.7%
Lear Corp.	122,219	$15,015,826

Banks — 12.0%
Citigroup, Inc.	866,767	45,123,890
JPMorgan Chase & Co.	925,888	90,385,187
Regions Financial Corp.	2,238,656	29,953,217
Wells Fargo & Co.	1,766,482	81,399,491

		246,861,785

Beverages — 2.9%
Molson Coors Brewing Co., Class B	1,081,228	60,721,764

Biotechnology — 2.0%
Biogen, Inc. (a)	39,990	12,033,791
Gilead Sciences, Inc.	470,460	29,427,273

		41,461,064

Building Products — 0.9%
Masco Corp.	626,840	18,328,802

Capital Markets — 3.1%
E*TRADE Financial Corp.	392,135	17,206,884
Morgan Stanley	697,408	27,652,227
Nasdaq, Inc.	50,199	4,094,732
State Street Corp.	230,406	14,531,706

		63,485,549

Chemicals — 1.0%
Akzo Nobel NV — ADR	746,561	19,884,652

Communications Equipment — 4.6%
Cisco Systems, Inc.	2,172,010	94,113,193

Consumer Finance — 1.5%
Ally Financial, Inc.	444,615	10,074,976
Capital One Financial Corp.	214,710	16,229,929
SLM Corp. (a)(b)	608,794	5,059,078

		31,363,983

Diversified Telecommunication Services — 4.4%
Verizon Communications, Inc.	1,624,899	91,351,822

Electric Utilities — 4.7%
Exelon Corp.	1,141,672	51,489,407
FirstEnergy Corp.	1,209,379	45,412,181

		96,901,588

Electrical Equipment — 2.3%
ABB, Ltd. — ADR	1,655,834	31,477,404
Hubbell, Inc.	158,194	15,714,992

		47,192,396

Food & Staples Retailing — 2.5%
Kroger Co.	624,626	17,177,215
Walgreens Boots Alliance, Inc.	496,308	33,912,726

		51,089,941

Food Products — 3.6%
JM Smucker Co.	334,936	31,313,167
Kellogg Co.	754,128	42,992,837

		74,306,004

Health Care Equipment & Supplies — 7.7%
Baxter International, Inc.	443,844	29,213,812
Koninklijke Philips NV, NY Shares	910,588	31,970,745
Medtronic PLC	336,149	30,576,113
Zimmer Biomet Holdings, Inc.	637,827	66,155,416

		157,916,086

Health Care Providers & Services — 1.5%
Laboratory Corp. of America Holdings (a)	252,000	31,842,720

Security	Shares	Value

Independent Power and Renewable Electricity Producers — 2.8%
AES Corp.	3,960,751	$57,272,459

Industrial Conglomerates — 0.2%
General Electric Co.	643,664	4,872,536

Insurance — 4.3%
American International Group, Inc.	334,364	13,177,285
Assured Guaranty Ltd.	449,060	17,190,017
Brighthouse Financial, Inc. (a)(b)	297,541	9,069,050
Hartford Financial Services Group, Inc.	648,155	28,810,490
Lincoln National Corp.	393,208	20,175,503

		88,422,345

Media — 4.8%
Comcast Corp., Class A	1,529,251	52,070,997
DISH Network Corp., Class A (a)	581,851	14,528,819
Interpublic Group of Cos., Inc.	1,553,806	32,055,018

		98,654,834

Metals & Mining — 1.6%
Freeport-McMoRan, Inc.	1,462,388	15,077,220
Nucor Corp.	345,733	17,912,427

		32,989,647

Multiline Retail — 0.9%
Dollar Tree, Inc. (a)	205,920	18,598,694

Oil, Gas & Consumable Fuels — 9.1%
BP PLC — ADR	756,280	28,678,138
ConocoPhillips	610,063	38,037,428
Devon Energy Corp.	501,415	11,301,894
Marathon Oil Corp.	374,287	5,367,276
Marathon Petroleum Corp.	270,053	15,935,828
Royal Dutch Shell PLC, Class A — ADR	257,299	14,992,813
Suncor Energy, Inc.	1,395,347	39,027,856
Williams Cos., Inc.	1,589,851	35,056,215

		188,397,448

Pharmaceuticals — 8.6%
Elanco Animal Health, Inc. (a)(b)	116,113	3,661,043
Novartis AG — ADR	765,662	65,701,456
Pfizer, Inc.	2,461,754	107,455,562

		176,818,061

Road & Rail — 1.3%
Norfolk Southern Corp.	174,800	26,139,592

Semiconductors & Semiconductor Equipment — 3.3%
QUALCOMM, Inc.	1,213,480	69,059,147

Software — 1.0%
Oracle Corp.	479,605	21,654,166

Specialty Retail — 0.6%
Lowe’s Cos., Inc.	132,590	12,246,012

Technology Hardware, Storage & Peripherals — 1.2%
Apple Inc.	156,149	24,630,943

Wireless Telecommunication Services — 1.7%
Telephone & Data Systems, Inc.	995,280	32,386,411
United States Cellular Corp. (a)(b)	68,243	3,546,589

		35,933,000

Total Long-Term Investments — 96.8% (Cost: $1,685,412,626)		1,997,526,059

S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock Basic Value Fund, Inc.

Security	Shares	Value

Short-Term Securities — 4.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32% (c)(e)	69,950,358	$69,950,358
SL Liquidity Series, LLC, Money Market Series, 2.57% (c)(d)(e)	12,658,584	12,657,318

Total Short-Term Securities — 4.0% (Cost: $82,608,874)		82,607,676

Security	Value

Total Investments — 100.8% (Cost: $1,768,021,500)	$2,080,133,735

Liabilities in Excess of Other Assets — (0.8)%	(17,260,228)

Net Assets — 100.0%	$2,062,873,507

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.
(e)

During the six months ended December 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 06/30/18	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	81,498,680	(11,548,322)	69,950,358	$69,950,358	$874,120		$—	$—
SL Liquidity Series, LLC, Money Market Series	2,849,989	9,808,595	12,658,584	12,657,318	4,423	(b)	(1,203)	(1,308)

				$82,607,676	$878,543		$(1,203)	$(1,308)

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Portfolio Abbreviation

ADR    American Depositary Receipts

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$1,997,526,059	$—	$—	$1,997,526,059
Short-Term Securities	69,950,358	—	—	69,950,358

Subtotal	$2,067,476,417	$—	$—	$2,067,476,417

Investments Valued at NAV(b)				12,657,318

Total Investments.				$2,080,133,735

(a)	See above Schedule of Investments for values in each industry.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the six months ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

8	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited)

December 31, 2018

BlackRock Basic Value Fund, Inc.

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $12,194,075)(cost — $1,685,412,626)	$1,997,526,059
Investments at value — affiliated (cost — $82,608,874)	82,607,676
Cash	3,397
Receivables:
Securities lending income — affiliated	949
Capital shares sold	8,256,340
Dividends — affiliated.	101,686
Dividends — unaffiliated	2,264,278
Prepaid expenses	58,605

Total assets	2,090,818,990

LIABILITIES
Cash collateral on securities loaned at value	12,660,135
Payables:
Board realignment and consolidation	116,427
Capital shares redeemed	13,051,962
Investment advisory fees	752,258
Directors’ and Officer’s fees	12,791
Other accrued expenses	918,545
Other affiliates	64,895
Service and distribution fees	368,470

Total liabilities	27,945,483

NET ASSETS	$2,062,873,507

NET ASSETS CONSIST OF
Paid-in capital	$1,767,116,229
Accumulated earnings	295,757,278

NET ASSETS	$2,062,873,507

NET ASSET VALUE
Institutional— Based on net assets of $905,139,646 and 47,383,071 shares outstanding, 400 million shares authorized, $0.10 par value	$19.10

Investor A — Based on net assets of $1,071,982,765 and 56,895,096 shares outstanding, 200 million shares authorized, $0.10 par value	$18.84

Investor C — Based on net assets of $69,846,146 and 4,301,167 shares outstanding, 200 million shares authorized, $0.10 par value	$16.24

Class K — Based on net assets of $6,576,107 and 344,233 shares outstanding, 200 million shares authorized, $0.10 par value	$19.10

Class R — Based on net assets of $9,328,843 and 533,261 shares outstanding, 400 million shares authorized, $0.10 par value	$17.49

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	9

Statement of Operations (unaudited)

Six Months Ended December 31, 2018

BlackRock Basic Value Fund, Inc.

INVESTMENT INCOME
Dividends — affiliated	$874,120
Dividends — unaffiliated	29,452,029
Securities lending — affiliated — net	4,423
Foreign taxes withheld	(286,454)

Total investment income	30,044,118

EXPENSES
Investment advisory	5,106,818
Service and distribution — class specific	2,129,182
Transfer agent — class specific	1,363,529
Accounting services	101,079
Board realignment and consolidation	76,309
Professional	61,661
Custodian	52,875
Registration	50,926
Printing	24,461
Directors and Officer	21,850
Miscellaneous	33,004

Total expenses	9,021,694
Less:
Fees waived and/or reimbursed by the Manager	(31,378)

Total expenses after fees waived and/or reimbursed	8,990,316

Net investment income	21,053,802

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	162,758,684
Investments — affiliated	(1,203)

162,757,481

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(360,116,424)
Investments — affiliated	(1,308)

(360,117,732)

Net realized and unrealized loss	(197,360,251)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(176,306,449)

See notes to financial statements.

10	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Basic Value Fund, Inc.
	Six Months Ended 12/31/18 (unaudited)	Year Ended 06/30/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$21,053,802	$46,998,191
Net realized gain	162,757,481	404,540,992
Net change in unrealized appreciation (depreciation)	(360,117,732)	(152,223,415)

Net increase (decrease) in net assets resulting from operations	(176,306,449)	299,315,768

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(220,453,116)	(76,497,676)
Investor A	(257,986,540)	(62,908,145)
Investor B	—	(3,210)
Investor C	(17,623,416)	(5,156,438)
Class K	(1,502,287)	(701,314)
Class R	(2,270,173)	(683,664)

Decrease in net assets resulting from distributions to shareholders.	(499,835,532)	(145,950,447)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	225,406,805	(1,078,233,297)

NET ASSETS(b)
Total decrease in net assets	(450,735,176)	(924,867,976)
Beginning of period	2,513,608,683	3,438,476,659

End of period	$2,062,873,507	$2,513,608,683

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	11

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Basic Value Fund, Inc.

				Institutional
	Six Months Ended 12/31/18 (unaudited)		Year Ended June 30,
			2018	2017	2016	2015		2014

Net asset value, beginning of period	$26.33		$25.18	$23.24	$27.88	$33.05		$30.22

Net investment income(a)	0.25		0.46	0.39	0.44	0.49		0.48
Net realized and unrealized gain (loss)	(1.91)		1.95	2.37	(1.79)	0.82		6.63

Net increase (decrease) from investment operations	(1.66)		2.41	2.76	(1.35)	1.31		7.11

Distributions(b)
From net investment income	(0.53)		(0.45)	(0.45)	(0.43)	(0.50)		(0.49)
From net realized gain	(5.04)		(0.81)	(0.37)	(2.86)	(5.98)		(3.79)

Total distributions	(5.57)		(1.26)	(0.82)	(3.29)	(6.48)		(4.28)

Net asset value, end of period	$19.10		$26.33	$25.18	$23.24	$27.88		$33.05

Total Return(c)
Based on net asset value	(7.97	)%(d)	9.65%	11.87%	(3.94)%	5.48%		25.22%

Ratios to Average Net Assets
Total expenses(e)	0.54	%(f)	0.55%	0.54%	0.55%	0.55	%(g)(h)	0.54	%(g)(h)

Total expenses after fees waived and/or reimbursed(e)	0.54	%(f)	0.55%	0.54%	0.55%	0.55	%(g)(h)	0.54	%(g)(h)

Net investment income(e)	1.89	%(f)	1.77%	1.58%	1.84%	1.62	%(g)(h)	1.51	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$905,140		$1,104,701	$1,689,349	$1,738,222	$1,964,894		$2,136,401

Portfolio turnover rate	15%		30%	26%	42%	41	%(i)	47	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 12/31/18 (unaudited)	Year Ended June 30,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	—	—	—	—	—

(f)	Annualized.
(g)	Includes the Fund’s share of the allocated net expenses and/or net investment income of Master Basic Value LLC (the “Master LLC”), an affiliate of the Fund.
(h)	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.
(i)	Prior to February 9, 2015, the Fund invested all of its assets in the Master LLC. Portfolio turnover rate includes transactions from the Master LLC prior to February 9, 2015.
(j)	Portfolio turnover rate of the Master LLC.

See notes to financial statements.

12	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Basic Value Fund, Inc. (continued)

	Investor A

	Six Months Ended 12/31/18 (unaudited)		Year Ended June 30,
			2018	2017	2016	2015		2014

Net asset value, beginning of period	$26.01		$24.88	$22.97	$27.59	$32.76		$29.99

Net investment income(a)	0.21		0.38	0.32	0.37	0.40		0.39
Net realized and unrealized gain (loss)	(1.88)		1.94	2.34	(1.77)	0.83		6.58

Net increase (decrease) from investment operations	(1.67)		2.32	2.66	(1.40)	1.23		6.97

Distributions(b)
From net investment income	(0.46)		(0.38)	(0.38)	(0.36)	(0.42)		(0.41)
From net realized gain	(5.04)		(0.81)	(0.37)	(2.86)	(5.98)		(3.79)

Total distributions	(5.50)		(1.19)	(0.75)	(3.22)	(6.40)		(4.20)

Net asset value, end of period	$18.84		$26.01	$24.88	$22.97	$27.59		$32.76

Total Return(c)
Based on net asset value	(8.11	)%(d)	9.37%	11.57%	(4.22)%	5.23%		24.86%

Ratios to Average Net Assets
Total expenses(e)	0.81	%(f)	0.82%	0.82%	0.83%	0.81	%(g)(h)	0.81	%(g)(h)

Total expenses after fees waived and/or reimbursed(e)	0.81	%(f)	0.82%	0.82%	0.83%	0.81	%(g)(h)	0.81	%(g)(h)

Net investment income(e)	1.61	%(f)	1.47%	1.30%	1.56%	1.36	%(g)(h)	1.24	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$1,071,983		$1,271,484	$1,509,458	$1,503,837	$1,760,169		$1,808,120

Portfolio turnover rate	15%		30%	26%	42%	41	%(i)	47	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 12/31/18 (unaudited)	Year Ended June 30,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	—	—	—	—	—

(f)	Annualized.
(g)	Includes the Fund’s share of the allocated net expenses and/or net investment income of Master Basic Value LLC (the “Master LLC”), an affiliate of the Fund.
(h)	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.
(i)	Prior to February 9, 2015, the Fund invested all of its assets in the Master LLC. Portfolio turnover rate includes transactions from the Master LLC prior to February 9, 2015.
(j)	Portfolio turnover rate of the Master LLC.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Basic Value Fund, Inc. (continued)

	Investor C

	Six Months Ended 12/31/18 (unaudited)		Year Ended June 30,
			2018	2017	2016	2015		2014

Net asset value, beginning of period	$22.97		$21.97	$20.37	$24.84	$30.13		$27.89

Net investment income(a)	0.10		0.15	0.12	0.16	0.15		0.13
Net realized and unrealized gain (loss)	(1.63)		1.71	2.06	(1.60)	0.73		6.09

Net increase (decrease) from investment operations	(1.53)		1.86	2.18	(1.44)	0.88		6.22

Distributions(b)
From net investment income	(0.16)		(0.05)	(0.21)	(0.17)	(0.19)		(0.19)
From net realized gain	(5.04)		(0.81)	(0.37)	(2.86)	(5.98)		(3.79)

Total distributions	(5.20)		(0.86)	(0.58)	(3.03)	(6.17)		(3.98)

Net asset value, end of period	$16.24		$22.97	$21.97	$20.37	$24.84		$30.13

Total Return(c)
Based on net asset value	(8.47	)%(d)	8.49%	10.68%	(4.96)%	4.38%		23.90%

Ratios to Average Net Assets
Total expenses(e)	1.61	%(f)	1.64%	1.61%	1.62%	1.60	%(g)(h)	1.60	%(g)(h)

Total expenses after fees waived and/or reimbursed(e)	1.61	%(f)	1.64%	1.61%	1.62%	1.60	%(g)(h)	1.60	%(g)(h)

Net investment income(e)	0.84	%(f)	0.67%	0.55%	0.76%	0.57	%(g)(h)	0.45	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$69,846		$115,948	$163,671	$355,558	$430,809		$459,708

Portfolio turnover rate	15%		30%	26%	42%	41	%(i)	47	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 12/31/18 (unaudited)	Year Ended June 30,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	—	—	—	—	—

(f)	Annualized.
(g)	Includes the Fund’s share of the allocated net expenses and/or net investment income of Master Basic Value LLC (the “Master LLC”), an affiliate of the Fund.
(h)	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.
(i)	Prior to February 9, 2015, the Fund invested all of its assets in the Master LLC. Portfolio turnover rate includes transactions from the Master LLC prior to February 9, 2015.
(j)	Portfolio turnover rate of the Master LLC.

See notes to financial statements.

14	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Basic Value Fund, Inc. (continued)

	Class K

	Six Months Ended 12/31/18 (unaudited)		Year Ended June 30,			Period from 02/04/2015(a) to 06/30/2015
			2018	2017	2016

Net asset value, beginning of period	$26.35		$25.19	$23.26	$27.90	$26.46

Net investment income(b)	0.26		0.51	0.43	0.46	0.20
Net realized and unrealized gain (loss)	(1.91)		1.94	2.35	(1.78)	1.24

Net increase (decrease) from investment operations	(1.65)		2.45	2.78	(1.32)	1.44

Distributions(c)
From net investment income	(0.56)		(0.48)	(0.48)	(0.46)	—
From net realized gain	(5.04)		(0.81)	(0.37)	(2.86)	—

Total distributions	(5.60)		(1.29)	(0.85)	(3.32)	—

Net asset value, end of period	$19.10		$26.35	$25.19	$23.26	$27.90

Total Return(d)
Based on net asset value	(7.93	)%(e)	9.81%	11.93%	(3.86)%	5.44	%(e)

Ratios to Average Net Assets
Total expenses(f)	0.45	%(g)	0.44%	0.44%	0.44%	0.46	%(g)(h)

Total expenses after fees waived and/or reimbursed(f)	0.45	%(g)	0.44%	0.44%	0.44%	0.45	%(g)(h)

Net investment income(f)	1.97	%(g)	1.99%	1.72%	1.95%	1.75	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$6,576		$9,240	$60,153	$72,584	$40,787

Portfolio turnover rate	15%		30%	26%	42%	41	%(i)(j)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 12/31/18 (unaudited)	Year Ended June 30,			Period from 02/04/2015(a) to 06/30/2015
		2018	2017	2016
Investments in underlying funds	0.01%	—	—	—	—

(g)	Annualized.
(h)	Includes the Fund’s share of the allocated net expenses and/or net investment income of Master Basic Value LLC (the “Master LLC”), an affiliate of the Fund.
(i)	Prior to February 9, 2015, the Fund invested all of its assets in the Master LLC. Portfolio turnover rate includes transactions from the Master LLC prior to February 9, 2015.
(j)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Basic Value Fund, Inc. (continued)

	Class R

	Six Months Ended 12/31/18 (unaudited)		Year Ended June 30,
			2018	2017	2016	2015		2014

Net asset value, beginning of period	$24.48		$23.48	$21.73	$26.29	$31.51		$28.99

Net investment income(a)	0.15		0.28	0.23	0.28	0.29		0.28
Net realized and unrealized gain (loss)	(1.75)		1.83	2.21	(1.70)	0.78		6.34

Net increase (decrease) from investment operations	(1.60)		2.11	2.44	(1.42)	1.07		6.62

Distributions(b)
From net investment income	(0.35)		(0.30)	(0.32)	(0.28)	(0.31)		(0.31)
From net realized gain	(5.04)		(0.81)	(0.37)	(2.86)	(5.98)		(3.79)

Total distributions	(5.39)		(1.11)	(0.69)	(3.14)	(6.29)		(4.10)

Net asset value, end of period	$17.49		$24.48	$23.48	$21.73	$26.29		$31.51

Total Return(c)
Based on net asset value	(8.28	)%(d)	9.02%	11.19%	(4.53)%	4.86%		24.47%

Ratios to Average Net Assets
Total expenses(e)	1.14	%(f)	1.16%	1.16%	1.15%	1.16	%(g)(h)	1.12	%(g)(h)

Total expenses after fees waived and/or reimbursed(e)	1.14	%(f)	1.16%	1.15%	1.15%	1.16	%(g)(h)	1.12	%(g)(h)

Net investment income(e)	1.28	%(f)	1.15%	0.98%	1.24%	1.00	%(g)(h)	0.93	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$9,329		$12,236	$15,623	$16,577	$15,857		$18,769

Portfolio turnover rate	15%		30%	26%	42%	41	%(i)	47	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 12/31/18 (unaudited)	Year Ended June 30,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	—	—	—	—	—

(f)	Annualized.
(g)	Includes the Fund’s share of the allocated net expenses and/or net investment income of Master Basic Value LLC (the “Master LLC”), an affiliate of the Fund.
(h)	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.
(i)	Prior to February 9, 2015, the Fund invested all of its assets in the Master LLC. Portfolio turnover rate includes transactions from the Master LLC prior to February 9, 2015.
(j)	Portfolio turnover rate of the Master LLC.

See notes to financial statements.

16	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Basic Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as diversified. The Fund is organized as a Maryland corporation.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Class K and Class R Shares	No	No	None
Investor A Shares	Yes	No(a)	None
Investor C Shares	No	Yes	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements  (unaudited) (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2018, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

18	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount
Citigroup Global Markets, Inc.	$2,337,816	$(2,337,816)	$—
JP Morgan Securities LLC	6,324,600	(6,324,600)	—
Morgan Stanley & Co. LLC	3,502,983	(3,502,983)	—
State Street Bank & Trust Co.	28,676	(28,676)	—

	$12,194,075	$(12,194,075)	$—

(a)

Cash collateral with a value of $12,660,135 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $100 Million	0.60%
$100 Million — $200 Million	0.50
Greater than $200 Million	0.40

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%
Distribution Fee	—	0.75	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended December 31, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Class R	Total
$1,577,916	$522,762	$28,504	$2,129,182

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements  (unaudited) (continued)

fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended December 31, 2018, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$23

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended December 31, 2018, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Class K	Class R	Total
$10,278	$13,845	$2,343	$32	$54	$26,552

For the six months ended December 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Class R	Total
$500,738	$761,930	$89,571	$139	$11,151	$1,363,529

Other Fees: For the six months ended December 31, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $9,137.

For the six months ended December 31, 2018, affiliates received CDSCs in the amount of $12,573 and $648 for the Fund’s Investor A and Investor C Shares, respectively.

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended December 31, 2018, the amount waived was $31,378.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through October 31, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended December 31, 2018, there were no fees waived and/or reimbursed by the Manager.

For the six months ended December 31, 2018, the Fund reimbursed the Manager $13,624 for certain accounting services, which is included in accounting services in the Statement of Operations.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses of Class R Shares to 1.22%, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”) of Class R Shares’ as a percentage of average daily net assets.

The Manager has agreed not to reduce or discontinue this contractual expense limitation through October 31, 2019, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended December 31, 2018, there were no fees waived and/or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

20	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended December 31, 2018, the Fund paid BIM $1,497 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended December 31, 2018, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain Directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the six months ended December 31, 2018, purchases and sales of investments, excluding short-term securities, were $359,909,944 and $612,781,478, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended June 30, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of December 31, 2018, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,794,857,033

Gross unrealized appreciation	$432,128,456
Gross unrealized depreciation	(146,851,754)

Net unrealized appreciation	$285,276,702

8.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended December 31, 2018, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements  (unaudited) (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 12/31/18		Year Ended 06/30/18
	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,666,155	$65,797,916	6,844,759	$177,899,516
Shares issued in reinvestment distributions	9,358,033	194,271,819	2,651,057	69,060,252
Shares redeemed	(6,589,258)	(162,521,230)	(34,647,181)	(909,403,552)

Net increase (decrease)	5,434,930	$97,548,505	(25,151,365)	$(662,443,784)

Investor A
Shares issued from conversion(a)	—	$—	5,731	$149,169
Shares sold and automatic conversion of shares	3,638,119	86,508,539	4,870,965	125,371,620
Shares issued in reinvestment distributions	11,549,957	236,540,735	2,229,616	57,457,748
Shares redeemed	(7,175,384)	(171,184,990)	(18,899,638)	(487,402,101)

Net increase (decrease)	8,012,692	$151,864,284	(11,793,326)	$(304,423,564)

Investor B
Shares sold	—	$—	—	$—
Shares issued in reinvestment distributions	—	—	118	3,115
Shares converted(a)	—	—	(5,587)	(149,169)
Shares redeemed and automatic conversion of shares	—	—	(3,394)	(86,213)

Net decrease	—	$—	(8,863)	$(232,267)

Investor C
Shares sold	531,015	$9,446,522	114,224	$2,608,495
Shares issued in reinvestment distributions	907,114	16,019,589	208,083	4,756,800
Shares redeemed and automatic conversion of shares	(2,185,006)	(48,898,561)	(2,725,268)	(61,952,884)

Net decrease	(746,877)	$(23,432,450)	(2,402,961)	$(54,587,589)

Class K
Shares sold	35,113	$853,249	343,270	$8,796,161
Shares issued in reinvestment distributions	72,399	1,502,287	26,921	701,315
Shares redeemed	(113,904)	(3,078,064)	(2,407,304)	(61,994,442)

Net decrease	(6,392)	$(722,528)	(2,037,113)	$(52,496,966)

Class R
Shares sold	28,779	$667,580	73,308	$1,779,446
Shares issued in reinvestment distributions	119,357	2,270,173	28,133	683,664
Shares redeemed	(114,752)	(2,788,759)	(266,960)	(6,512,237)

Net increase (decrease)	33,384	$148,994	(165,519)	$(4,049,127)

Total Net Increase (Decrease)	12,727,737	$225,406,805	(41,559,147)	$(1,078,233,297)

(a)	On December 27, 2017, the Fund’s Investor B Shares converted to Investor A Shares.

22	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification.The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended June 30, 2018 were classified as follows:

Share Class	Net Investment Income	Net Realized Gain
Institutional	$21,073,283	$199,379,832
Investor A	21,454,839	236,531,700
Investor B	—	3,210
Investor C	538,064	17,085,352
Class K	150,438	1,351,849
Class R	148,439	2,121,734

Undistributed net investment income as of June 30, 2018 was $22,063,831.

12.	SUBSEQUENTEVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Director and Officer Information

Robert M. Hernandez, Chair of the Board and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Honorable Stuart E. Eizenstat, Director

Robert Fairbairn, Director

Henry Gabbay, Director

Lena G. Goldberg, Director

Henry R. Keizer, Director

John F. O’Brien, Director

Donald C. Opatrny, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

At a special meeting of shareholders held on November 21, 2018, each Fund’s shareholders elected Directors who took office on January 1, 2019. The newly elected Directors include seven former Directors and eight individuals who served as directors/trustees of the funds in the BlackRock Equity-Liquidity Complex. Information regarding the individuals who began serving as Directors effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

24	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Directors of the Fund. The newly elected Directors took office effective January 1, 2019.

Shareholders approved the Directors* of BlackRock Basic Value Fund, Inc. with voting results as follows:

	Votes For	Votes Against	Votes Abstained
Bruce R. Bond	81,374,072	2,486,521	1,172,248
Susan J. Carter	82,136,948	1,854,651	1,041,242
Collette Chilton	82,074,245	1,899,286	1,059,311
Neil A. Cotty	81,531,143	2,225,915	1,275,783
Robert Fairbairn	81,565,432	2,172,696	1,294,713
Lena G. Goldberg	81,982,138	1,978,529	1,072,174
Robert M. Hernandez	81,258,804	2,476,141	1,297,896
Henry R. Keizer	81,430,252	2,308,636	1,293,953
Cynthia A. Montgomery	82,025,838	1,951,399	1,055,604
Donald C. Opatrny	81,378,622	2,328,059	1,326,160
John M. Perlowski	81,402,199	2,318,367	1,312,275
Joseph P. Platt	81,335,258	2,502,328	1,195,256
Mark Stalnecker	81,577,905	2,237,977	1,216,959
Kenneth L. Urish	81,511,329	2,223,326	1,298,186
Claire A. Walton	82,033,175	1,899,227	1,100,439

*	Denotes Fund proposal and voting results.

The above Directors, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as directors for other BlackRock-advised equity, multi-asset, index and money market funds.

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

A D D I T I O N A L I N F O R M A T I O N	25

Additional Information  (continued)

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

26	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BV-12/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –

Investments

(a) The registrant’s Schedules of Investments are included as part of the Report to Stockholders filed under
Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous
Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

2

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Basic Value Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Basic Value Fund, Inc.

Date: February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Basic Value Fund, Inc.

Date: February 28, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Basic Value Fund, Inc.

Date: February 28, 2019

4